EATON VANCE LOW DURATION FUND

Supplement to Prospectus dated March 1, 2006

1. The following replaces the first footnote of the “Example” under “Fund Fees and Expenses”:

* Reflects the expenses of Class A (with the exception of Low Duration Fund) after eight years because Class B shares automatically convert to Class A shares after eight years. For Low Duration Fund, reflects the expenses of Class A after four years because Class B shares automatically convert to Class A shares after four years.

2. The following replaces the first sentence of “Conversion Feature” under “Sales Charges”:

After eight years, Class B shares of Diversified Income Fund, Government Obligations Fund and High Income Fund automatically convert to Class A shares. After four years, Class B shares of Low Duration Fund automatically convert to Class A shares.

March 9, 2006                                                                                                                                                                LDPS